SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

                                ----------------

                          CLASS AARP AND CLASS S SHARES


                            DWS Large Cap Value Fund

The Board and shareholders of the fund have approved a conversion of the Class AARP shares of the fund into the Class S shares of the fund. This conversion is expected to take effect on or about July 14, 2006. Following completion of this conversion, Class AARP shares will no longer be offered. The conversion will not be a taxable event for shareholders.

The estimated expenses for each combined class are expected to be the same or lower than the current expenses of Class AARP shares, taking into account the advisor's agreement to cap the expenses of the combined class. The characteristics and features of Class AARP and Class S shares are similar, except as noted below.

Class S shares generally have an initial and ongoing investment minimum of $2,500 ($1,000 for IRAs). Class AARP shares have an initial and ongoing investment minimum of $1,000 ($500 for IRAs). Existing Class AARP shareholders at the time of the conversion will not be required to bring their existing accounts up to the Class S minimum.

Class S shares are generally only available to new investors through fee-based programs of broker-dealers and registered investment advisors who typically charge ongoing fees for services they provide and through certain retirement groups.

Please see the fund's prospectus for additional information about each share class.



               Please Retain This Supplement for Future Reference




                                                                       [Logo]DWS
                                                                         SCUDDER
                                                             Deutsche Bank Group


July 11, 2006
117-3600